UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2019 (October 22, 2018)

HealthStream, Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	000-27701	621443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 10th Ave. South, Suite 450, Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615-301-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2018, HealthStream, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission indicating that (i) Gerard M. Hayden, Jr., Chief Financial Officer and Senior Vice President of the Company, had provided notice to the Company that he would resign as an officer of the Company following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2018 (the “2018 Form 10-K”), (ii) effective upon such resignation, Mr. Hayden would serve as a Senior Executive Advisor to the Company and (iii) Scott A. Roberts, the Company’s Vice President, Accounting & Finance, would become interim Chief Financial Officer of the Company effective concurrently with the resignation of Mr. Hayden.   The Company is filing this amendment to the Original Form 8-K to provide certain updated information with respect to the Original Form 8-K as provided below.

Consistent with this earlier notice, Mr. Hayden resigned as Chief Financial Officer and Senior Vice President of the Company effective February 26, 2019, following the filing of the 2018 Form 10-K by the Company on February 25, 2019.  Following this resignation, Mr. Hayden will serve as a Senior Executive Advisor to the Company through the end of the first quarter of 2019, and will receive the same base salary during this time that he received as the Company’s Chief Financial Officer.

In addition, effective February 26, 2019, Mr. Roberts was appointed as the interim Chief Financial Officer of the Company.  The Company has not entered into any plan, contract or arrangement with Mr. Roberts in connection with his appointment as interim Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 26, 2019	HEALTHSTREAM, INC.

	By:	/s/ Michael M. Collier
	Name: Title:	Michael M. Collier Senior Vice President, Business Development and General Counsel